UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

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ITEM 8.01

OTHER EVENTS

_____________________________________________________________________________________

On August 18, 2015, the United States District Court of the Southern District of New York granted a summary judgment motion in favor of George Town against the Company and its  wholly owned subsidiary, MesoCoat,  Inc. (“MesoCoat”), finding the Company and MesaCoat liable for the full amount of principal plus interest of $1,770,932 due to George Town pursuant to the terms of a Secured

Convertible Promissory Note.  On August 19, 2015, the Court appointed a Receiver over MesoCoat to administer payment of the judgment.

____________________________________________________________________________________

SIGNATURES

____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

August 21, 2015

Name: Robert H. Miller

Title: Chief Executive Officer

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